Exhibit 10.4

Execution Copy

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED
MASTER REPURCHASE AGREEMENT

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT, dated as of June 28, 2007 (this “Amendment”), by and among WACHOVIA BANK, NATIONAL ASSOCIATION (“Wachovia”), in its capacities as Buyer and Agent, WACHOVIA CAPITAL MARKETS, LLC (“WCM”) as Sole Lead Arranger, GRAMERCY WAREHOUSE FUNDING I LLC (“GWF-I”), GKK TRADING WAREHOUSE I LLC (“GKK Trading”) and GKK 450 LEX LLC (“GKK 450”, together with GWF-I and GKK Trading, collectively, the “Sellers”, and each a “Seller”), amends that certain Third Amended and Restated Master Repurchase Agreement, dated as of October 13, 2006 (the “Repurchase Agreement”), by and between Wachovia, WCM and the Sellers and other parties named therein or referred to thereby. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

Sellers, Wachovia and WCM are parties to that certain Third Amended and Restated Master Repurchase Agreement, dated October 16, 2006 (the “Repurchase Agreement”).

Sellers, Wachovia and WCM have agreed to amend the Repurchase Agreement in order to (i) increase the maximum number of permitted Letters of Credit from three (3) to five (5), and (ii) increase the maximum aggregate permitted face amount of all outstanding Letters of Credit from $30,000,000 to $50,000,000.

Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers, Wachovia and WCM hereby agree as follows:

SECTION 1. Amendments.

The Repurchase Agreement is hereby modified as follows:

(a)           The fifth line of Section 3.07(a) is hereby modified to delete the number “$30,000,000” and replace it with the number “$50,000,000”.

(b)           Clause (vi) of Section 3.07 is hereby amended and restated in its entirety to read as follows:

“(vi) If there are five (5) Letters of Credit outstanding under the Agreement; or”

(c)           the defined terms “Total Assets”, “Total Indebtedness” and “Total Liabilities Ratio” are deleted in their entirety from Section 2.01.

SECTION 2.  Conditions Precedent. This Amendment and its provisions shall become effective on the first date on which all of the following conditions precedent shall have been satisfied (the “Amendment Effective Date”):

(a)           On or before the Amendment Effective Date, the Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each of Seller, and Wachovia.

(b)           On the Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing.

SECTION 3.  Representations and Warranties. Seller hereby represents and warrants to Wachovia, as of the date hereof and as of the Amendment Effective Date, that (i) Seller is in compliance, in all material respects, with all of the terms and provisions set forth in the Repurchase Agreement and the other Repurchase Documents on its part to be observed or performed, (ii) no Default or Event of Default has occurred or is continuing, (iii) Seller has no, and Seller waives all, defenses, rights of setoff, claims, counterclaims or causes of action of any kind or description against Wachovia arising under or in respect of the Repurchase Agreement or any other Repurchase Document and (iv) to the best of Seller’s knowledge, Wachovia is in full compliance with its undertakings and obligations under the Repurchase Agreement and the other Repurchase Documents. Seller hereby confirms and reaffirms the representations and warranties contained in Section 8.01 of the Repurchase Agreement.

SECTION 4.  Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement and each of the other Repurchase Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the Amendment Effective Date, each reference therein and herein to the “Repurchase Documents” shall be deemed to include, in any event, this Amendment and each reference to the “Repurchase Agreement” in any of the Repurchase Documents shall be deemed to be a reference to the Repurchase Agreement as amended hereby.

SECTION 5.  Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 6.  Expenses. Seller agrees to pay and reimburse Wachovia for all of the out-of-pocket costs and expenses incurred by Wachovia in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft LLP, counsel to the Agent.

SECTION 7.  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES FOLLOW]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

SELLERS

GRAMERCY WAREHOUSE FUNDING I LLC, a
Delaware limited liability company

By:	GRAMERCY INVESTMENT TRUST, a Maryland real estate investment trust

	By:	GKK CAPITAL LP, a Delaware limited partnership, its sole member and manager

	By:	GRAMERCY CAPITAL CORP, a Maryland corporation, its general partner

By:
Name: Hugh Hall
Title: Chief Operating Offier

GKK TRADING WAREHOUSE I LLC, a Delaware limited liability company

By:	GKK TRADING CORP., its sole member and manager

	By:	GRAMERCY CAPITAL CORP, a Maryland corporation

By:
Name: Hugh Hall
Title: Chief Operating Officer

Signature Page to First Amendment to Third Amended and Restated

Master Repurchase Agreement

GKK 450 LEX LLC, a Delaware limited liability company, as a Seller

By:	GKK Capital LP, a Delaware limited partnership, as
sole member and manager

	By:	GRAMERCY CAPITAL CORP, a
Maryland corporation

By:
Name: Hugh Hall
Title: Chief Operating Officer

Signature Page to First Amendment to Third Amended and Restated

Master Repurchase Agreement

WACHOVIA

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

WCM

WACHOVIA CAPITAL MARKETS, LLC

By:
Name:
Title:

Signature Page to First Amendment to Third Amended and Restated

Master Repurchase Agreement